SUPPLEMENT DATED MAY 13, 2015
TO

PROSPECTUS DATED APRIL 29, 2013
FOR COMPASS G

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT D

This supplement contains information regarding a change to an investment option that is available under your
Contract or Certificate.

Effective April 30, 2015, the name of the MFS® Bond Fund was changed to MFS® Corporate Bond Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass G